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                                 EXHIBIT 10.09

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                                    FORM OF
                                   AMENDMENT
                                     TO THE
                               CUSTOMER AGREEMENT

     This Customer Agreement Amendment ("Amendment") is made as of this 1st day of [MONTH, YEAR] by and between [THE FUND] (the "Fund") and Merrill Lynch Futures Inc.

                              W I T N E S S E T H:

     WHEREAS, the parties hereto entered into a Customer Agreement relating to the purchase and sale of commodity futures and forward contracts and commodity options (the "Customer Agreement");

     WHEREAS, the parties hereto have agreed to reduce the brokerage commissions paid by the Fund to Merrill Lynch Futures Inc., the Fund's commodity broker, pursuant to the Customer Agreement and wish to amend the Customer Agreement accordingly;

     NOW THEREFORE, in consideration of the premises and mutual covenants contained in the Customer Agreement and herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to amend the Customer Agreement as follows:

     1.  Brokerage Commissions. Beginning [DATE, YEAR] the brokerage commissions
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payable by the Fund to Merrill Lynch Futures Inc. will be reduced to ______ of
1% of month-end Net Assets, before reduction for such monthly brokerage commissions and any New Profits Account allocation but after the crediting of interest income received during the month (a ____% annual rate). Such brokerage commissions shall not include any administrative fee paid directly to Merrill Lynch Investment Partners Inc.

     2.  Amendment.  This Amendment may not be amended except by the written
         ---------
consent of each of the parties hereto.

     3.  Counterparts.  This Amendment may be executed in one or more
         ------------
counterparts, each of which shall, however, together constitute one and the same documents.

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          IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the day and year first above written.


                              [THE FUND]

                              BY:   MERRILL LYNCH INVESTMENT
                                    PARTNERS INC., General Partner


                              BY:   ________________________________
                                    Name:
                                    Title:



                              MERRILL LYNCH FUTURES INC.


                              BY:   ________________________________
                                    Name:
                                    Title:

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